Dividend	3 Months Ended
May 31, 2024
Dividend [Abstract]
DIVIDEND

12. DIVIDEND

Dividend per share

Dividend paid by the Company to owner of the Company

On May 8, 2023, the Board of Directors declared an interim dividend of 85 U.S. cents per ordinary share, pertaining to the first quarter of Karooooo’s 2024 financial year. The dividends, amounting to ZAR 499.5 million in the aggregate, was paid on July 3, 2023.